AMENDMENT NO. 2
                           TO THE AMENDED AND RESTATED
                    MASTER PLAN AND AGREEMENT OF DISTRIBUTION

                             (INVESTOR CLASS SHARES)

      The Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares) (the "Plan"), dated as of July 1, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 3, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                           TO THE AMENDED AND RESTATED
        MASTER PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1
                                (INVESTOR CLASS)

REGISTERED INVESTMENT COMPANY                   FUNDS
--------------------------------------------------------------------------------

AIM BOND FUNDS, INC.

      INVESCO Tax-Free Bond Fund
      INVESCO U.S. Government Securities Fund

AIM COMBINATION STOCK & BOND FUNDS, INC.

      INVESCO Core Equity Fund
      INVESCO Total Return Fund

AIM INTERNATIONAL FUNDS, INC. II

      INVESCO European Fund
      INVESCO International Blue Chip Value Fund

AIM SECTOR FUNDS, INC.

      INVESCO Energy Fund
      INVESCO Financial Services Fund
      INVESCO Gold & Precious Metals Fund
      INVESCO Health Sciences Fund
      INVESCO Leisure Fund
      INVESCO Technology Fund
      INVESCO Telecommunications Fund
      INVESCO Utilities Fund

AIM STOCK FUNDS, INC.

      INVESCO Dynamics Fund
      INVESCO Mid-Cap Growth Fund
      INVESCO Small Company Growth Fund
      INVESCO S&P 500 Index Fund"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  November 3, 2003

                           AIM BOND FUNDS, INC.
                           AIM COMBINATION STOCK & BOND FUNDS, INC.
                           AIM INTERNATIONAL FUNDS, INC. II
                           AIM SECTOR FUNDS, INC.
                           AIM STOCK FUNDS, INC.


                                 By:
                                     -----------------------
                                 Name:
                                 Title:

ATTEST:



________________________
Name:
Title:
                                 A I M DISTRIBUTORS, INC.

                                 By:
                                     -----------------------
                                 Name:
                                 Title:

ATTEST:


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Name:
Title:

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